BOARD OF DIRECTORS' RETIREMENT POLICY	12 Months Ended
Dec. 31, 2015
Board Of Directors' Retirement Policy Abstract [Abstract]
BOARD OF DIRECTORS' RETIREMENT POLICY

NOTE 15 – BOARD OF DIRECTORS’ RETIREMENT POLICY

The Bank has entered into director retirement agreements with three current Board members, which were amended in 2013.  Each agreement provides for a normal retirement benefit equal to each director’s accrual balance of $74,238 amortized with interest and payable upon the later of the director’s normal retirement date (age 70) or his separation from service, in monthly installments over a 15-year period.  The director’s account balance is payable to the director or the director’s beneficiary under certain circumstances as set forth in the director’s individual agreement.

The Board previously had a deferred compensation policy (Policy) to compensate Board members for their service to the Company. The retirement date for directors was the later of the last month in which they reached age 70 or completion of their term if they were elected to the Board during the annual meeting resulting in service beyond age 70. Upon retirement, Board members receive deferred compensation for the remainder of their life up to a maximum of $2,000 per month. Board members vested in the Policy based on service as follows: zero to four years of service (20%), five years of service (40%), six years of service (60%), seven years of service (80%) and eight years of service (100%). On September 21, 2011, the Board rescinded this retirement policy for current directors. The total liability for the combined policies and agreements at December 31, 2015 and 2014 was $268,000 and $259,000, respectively.